UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2022

AppLovin Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Page Mill Road

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(800) 839-9646

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value of $0.00003 per share	APP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On November 9, 2022, AppLovin Corporation (“AppLovin” or the “Company”) issued a press release announcing that AppLovin had issued a letter to its shareholders announcing its financial results for the quarter ended September 30, 2022. A copy of the press release and shareholder letter are attached as Exhibits 99.1 and 99.2 to this current report on Form 8-K and are incorporated by reference herein.

The information in this Item 2.02 of this current report on Form 8-K and the related exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02	Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Designation of Principal Accounting Officer

On November 7, 2022, the Company’s Board of Directors designated Herald Chen, the Company’s President and Chief Financial Officer, as the Company’s Principal Accounting Officer. Mr. Chen’s background and business experience and information regarding any transactions between Mr. Chen and the Company subject to disclosure under Item 404(a) of Regulation S-K are disclosed in the Company’s Proxy Statement for its 2022 annual meeting of stockholders, as filed with the Securities Exchange Commission on April 27, 2022, and such information is incorporated herein by reference. There are no family relationships between Mr. Chen and any of the Company’s other directors or executive officers. There are no arrangements or understandings between Mr. Chen and any other person pursuant to which Mr. Chen was selected as an officer. Mr. Chen will not receive any adjustment to his compensation or any additional compensation in connection with his assumption of the responsibilities of the Principal Accounting Officer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release, dated November 9, 2022.

99.2	Letter to Shareholders, dated November 9, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: November 9, 2022	/s/ Herald Chen
Herald Chen
Chief Financial Officer